Exhibit 99.1

Palantir Reports Revenue Growth of 31% for Q1 2022, US Commercial Revenue up 136% Y/Y in Q1 2022

5/9/2022

DENVER — (BUSINESS WIRE) — Palantir Technologies Inc. (NYSE:PLTR) today announced financial results for the first quarter ended March 31, 2022.

Q1 2022 Highlights

•	Total revenue grew 31% year-over-year to $446 million

•	Commercial revenue grew 54% year-over-year

•	US commercial revenue grew 136% year-over-year

•	Government revenue grew 16% year-over-year

•	Customer count grew 86% year-over-year

•	Loss from operations of $(39) million, representing a margin of (9)%, up 2,400 basis points year-over-year and 500 basis points sequentially

•	Adjusted income from operations of $117 million, representing a margin of 26%

•	Cash from operations of $35 million, representing an 8% margin

•	Adjusted free cash flow of $30 million, representing a 7% margin

•	GAAP net loss per share, diluted of $(0.05)

•	Adjusted earnings per share, diluted of $0.02

Q1 2022 Financial Summary

(Amounts in thousands, except percentages and per share amounts)	First Quarter
	Amount
Revenue	$446,357
Year-over-year growth	31%

	Amount	Margin
Loss from Operations	$(39,439)	(9)%
Adjusted Income from Operations	$117,390	26%
Cash Flow from Operations	$35,477	8%
Adjusted Free Cash Flow	$29,786	7%
Net Loss	$(101,379)
Adjusted Net Income	$44,713
Adjusted EBITDA	$121,702	27%
GAAP Net Loss Per Share, Diluted	$(0.05)
Adjusted Earnings Per Share, Diluted	$0.02

Outlook

For Q2 2022:

•	We are guiding to a base case of $470 million in revenue. There is a wide range of potential upside to our guidance, including those driven by our role in responding to developing geopolitical events.

•	We expect adjusted operating margin of 20%.

For full year 2022, we continue to expect:

•	Adjusted operating margin of 27%.

Per long-term guidance policy, as provided by our Chief Executive Officer, Alex Karp, we continue to expect:

•	Annual revenue growth of 30% or greater through 2025.

Earnings Webcast

A live public webcast will be held at 6:00 a.m. MT / 8:00 a.m. ET today to discuss the results for our first quarter ended March 31, 2022 and financial outlook. The webcast can be accessed by registering online at https://palantir.events/palantir-2022-q1. A replay of the webcast will be available at https://investors.palantir.com following the event.

An investor presentation, including supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, will be available through Palantir’s Investor Relations website at https://investors.palantir.com, as well as a letter from our Chief Executive Officer, which will be available through Palantir’s website at https://www.palantir.com.

Forward-Looking Statements

This press release and statements on our earnings webcast contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, product development, distribution, and pricing, expected benefits of and applications for our software platforms, business strategy and plans (including strategy and plans relating to our sales and marketing efforts, sales force, partnerships, and customers), investments in our business, market trends and market size, opportunities (including growth opportunities), our expectations regarding our recent and potential investments in, and commercial contracts with, various entities, including special purpose acquisition companies and other privately-held or publicly-traded companies, and positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “guidance,” “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “plan,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our annual report on Form 10-K for the fiscal year ended December 31, 2021 and other filings and reports that we may file from time to time with the SEC, including our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2022. In particular, the following factors, among others, could cause our results to differ materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the sufficiency of our cash and cash equivalents to meet our liquidity needs; the demand for our platforms in general; our ability to increase our number of new customers and revenue generated from customers; our ability to realize some or all of the total contract value of customer contracts as revenue, including any contractual options available to customers or contractual periods that are subject to termination for convenience provisions; our long and unpredictable sales cycle; our ability to successfully grow our direct sales force and to successfully execute our channel sales and other strategic initiatives with third parties; our ability to retain and expand our customer base; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; the seasonality of our business; the implementation process for our platforms, which may be complex and lengthy; our ability to successfully develop and deploy new technologies to address the needs of our existing or prospective customers; our ability to make our platforms easier to install and consume; our ability to maintain and enhance our brand and reputation; our ability to maintain and enhance our culture as our business grows; news or social media coverage about us, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; the impact of recent or future global macroeconomic and geopolitical events, such as Russia’s invasion of Ukraine, on the business and operations of our company or of our existing or prospective customers and partners; and any breach or access to customer or third-party data.

The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.

Additional Definitions

For the purpose of this press release and our earnings webcast, the value of deals closed and total contract value (TCV) closed each reflect the total value of contracts that have been entered into with, or awarded by, our government and commercial customers.

The value of deals closed and TCV closed include existing contractual obligations and presume the exercise of all contract options available to our customers and no termination of contracts; however, the majority of our contracts are subject to termination provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract options will be exercised.

Non-GAAP Financial Measures

This press release and the accompanying tables contain the non-GAAP financial measures adjusted income from operations, which excludes stock-based compensation and related employer payroll taxes; adjusted operating margin; adjusted free cash flow; adjusted free cash flow margin; adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); adjusted EBITDA margin; adjusted net income; and adjusted earnings per share (“EPS”), diluted.

We believe these non-GAAP financial measures and other metrics described in this press release help us evaluate our business, identify trends affecting Palantir’s business, formulate business plans and financial projections, and make strategic decisions. We exclude stock-based compensation, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance and provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team. We exclude employer payroll taxes related to stock-based compensation, as it is difficult to predict and outside of Palantir’s control. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations, as they do not include the impact of certain expenses that are reflected in our consolidated statements of operations. For example, adjusted free cash flow does not reflect our future contractual commitments or the total increase or decrease in our cash balances for a given period. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.

We compensate for these limitations by providing a reconciliation of each of these non-GAAP measures to the most comparable GAAP measure. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, reconciling items that may be incurred in the future such as stock-based compensation and related employer payroll taxes, the effect of which may be significant.

Available Information

Palantir uses its Investor Relations website at https://investors.palantir.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Palantir’s Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, and webcasts.

About Palantir Technologies Inc.

Foundational software of tomorrow. Delivered today. Additional information is available at https://www.palantir.com.

Contact

Investor Relations

Rodney Nelson

investors@palantir.com

Media

Lisa Gordon

media@palantir.com

Palantir Technologies Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue	$446,357	$341,234
Cost of revenue (1)	94,403	74,111

Gross profit	351,954	267,123
Operating expenses:
Sales and marketing (1)	160,485	136,097
Research and development (1)	88,601	98,471
General and administrative (1)	142,307	146,569

Total operating expenses	391,393	381,137

Loss from operations	(39,439)	(114,014)
Interest income	547	376
Interest expense	(594)	(1,840)
Other income (expense), net	(59,870)	(4,894)

Loss before provision for income taxes	(99,356)	(120,372)
Provision for income taxes	2,023	3,102

Net loss	$(101,379)	$(123,474)

Net loss per share attributable to common stockholders, basic	$(0.05)	$(0.07)

Net loss per share attributable to common stockholders, diluted	$(0.05)	$(0.07)

Weighted-average shares of common stock outstanding used in computing net loss per share attributable to common stockholders, basic	2,036,307	1,821,158

Weighted-average shares of common stock outstanding used in computing net loss per share attributable to common stockholders, diluted	2,036,307	1,821,158

(1)	Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,
	2022	2021
Cost of revenue	$11,677	$15,977
Sales and marketing	49,272	57,286
Research and development	26,905	37,874
General and administrative	61,469	82,594

Total stock-based compensation	$149,323	$193,731

Palantir Technologies Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of March 31,	As of December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$2,269,411	$2,290,674
Restricted cash	33,804	36,628
Accounts receivable	256,554	190,923
Marketable securities	252,563	234,153
Prepaid expenses and other current assets	115,042	110,872

Total current assets	2,927,374	2,863,250
Property and equipment, net	41,866	31,304
Restricted cash, noncurrent	29,222	39,612
Operating lease right-of-use assets	224,888	216,898
Other assets	95,829	96,386

Total assets	$3,319,179	$3,247,450

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$27,454	$74,907
Accrued liabilities	150,176	155,806
Deferred revenue	218,521	227,816
Customer deposits	232,908	161,605
Operating lease liabilities	40,045	39,927

Total current liabilities	669,104	660,061
Deferred revenue, noncurrent	33,244	40,217
Customer deposits, noncurrent	22,276	33,699
Operating lease liabilities, noncurrent	227,617	220,146
Other noncurrent liabilities	2,192	2,297

Total liabilities	954,433	956,420
Stockholders’ equity:
Common stock	2,046	2,027
Additional paid-in capital	7,953,856	7,777,085
Accumulated other comprehensive loss	(4,044)	(2,349)
Accumulated deficit	(5,587,112)	(5,485,733)

Total stockholders’ equity	2,364,746	2,291,030

Total liabilities and stockholders’ equity	$3,319,179	$3,247,450

Palantir Technologies Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2022	2021
Operating activities
Net loss	$(101,379)	$(123,474)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,312	3,237
Stock-based compensation	149,323	193,731
Deferred income taxes	(3)	1,846
Non-cash operating lease expense	10,142	6,477
Unrealized and realized (gain) loss from marketable securities, net	62,843	—
Other operating activities	(2,751)	771
Changes in operating assets and liabilities:
Accounts receivable	(65,867)	4,480
Prepaid expenses and other current assets	(4,320)	(9,753)
Other assets	2,891	(6,711)
Accounts payable	(47,404)	51
Accrued liabilities	(5,334)	44,488
Deferred revenue, current and noncurrent	(16,335)	(11,952)
Customer deposits, current and noncurrent	59,822	20,825
Operating lease liabilities, current and noncurrent	(10,388)	(7,132)
Other noncurrent liabilities	(75)	(3)

Net cash provided by operating activities	35,477	116,881
Investing activities
Purchases of property and equipment	(15,215)	(708)
Purchases of marketable securities	(89,500)	—
Proceeds from sales of marketable securities	8,247	—

Net cash used in investing activities	(96,468)	(708)
Financing activities
Proceeds from the exercise of common stock options	27,225	208,860
Other financing activities	16	(2,506)

Net cash provided by financing activities	27,241	206,354
Effect of foreign exchange on cash, cash equivalents, and restricted cash	(727)	(2,197)

Net increase (decrease) in cash, cash equivalents, and restricted cash	(34,477)	320,330
Cash, cash equivalents, and restricted cash - beginning of period	2,366,914	2,128,146

Cash, cash equivalents, and restricted cash - end of period	$2,332,437	$2,448,476

Palantir Technologies Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited)

Non-GAAP Reconciliations

Adjusted Income from Operations and Adjusted Operating Margin (in thousands, except percentages)

	Three Months Ended March 31,
	2022	2021
Loss from operations	$(39,439)	$(114,014)
Add: stock-based compensation	149,323	193,731
Add: employer payroll taxes related to stock-based compensation	7,506	36,866

Adjusted income from operations	$117,390	$116,583

Adjusted operating margin	26%	34%
Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin (in thousands, except percentages)
	Three Months Ended March 31,
	2022	2021
Net cash provided by operating activities	$35,477	$116,881
Cash paid for employer payroll taxes related to stock-based compensation	9,524	34,802
Less: purchases of property and equipment	(15,215)	(708)

Adjusted free cash flow	$29,786	$150,975

Adjusted free cash flow margin	7%	44%
Adjusted EBITDA (in thousands)
	Three Months Ended March 31,
	2022	2021
Net loss	$(101,379)	$(123,474)
Less: interest income	(547)	(376)
Add: interest expense	594	1,840
Add: other (income) expense, net	59,870	4,894
Add: provision for income taxes	2,023	3,102
Add: depreciation and amortization	4,312	3,237
Add: stock-based compensation	149,323	193,731
Add: employer payroll taxes related to stock-based compensation	7,506	36,866

Adjusted EBITDA	$121,702	$119,820

Adjusted Earnings Per Share, Diluted (in thousands, except per share amounts)
	Three Months Ended March 31,
	2022	2021
Net loss	$(101,379)	$(123,474)
Add: stock-based compensation	149,323	193,731
Add: employer payroll taxes related to stock-based compensation	7,506	36,866
Less: income tax effect related to adjustments (1)	(10,737)	(24,472)

Adjusted net income attributable to common stockholders, diluted	$44,713	$82,651

Weighted-average shares used in computing GAAP net loss per share, diluted	2,036,307	1,821,158

Adjusted weighted-average shares used in computing adjusted earnings per share, diluted (2)	2,209,310	2,330,865

Adjusted earnings per share, diluted	$0.02	$0.04

(1)	Income tax effect is based on long-term estimated annual effective tax rates of 22.2% for the periods ended 2022 and 2021.
(2)

Includes an additional 173 million and 510 million dilutive securities for the three months ended March 31, 2022 and 2021, respectively, that are excluded from a GAAP perspective due to the Company’s net loss position.